Exhibit 99.2

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2015	2014	2013
	(unaudited; in millions, except per unit amounts)
Operating revenues:
Operating revenue	$2,769.7	$5,688.2	$5,380.5
Operating revenue - affiliate	73.0	206.1	213.1
	2,842.7	5,894.3	5,593.6
Operating expenses:
Cost of natural gas and natural gas liquids	2,295.1	5,026.7	4,817.5
Cost of natural gas and natural gas liquids - affiliate	77.8	119.2	119.6
Operating and maintenance	172.9	219.2	242.2
Operating and maintenance - affiliate	100.2	104.7	108.1
General and administrative	7.2	8.7	-
General and administrative - affiliate	75.4	96.1	98.2
Goodwill impairment	226.5	-	-
Asset impairment	12.3	15.6	-
Depreciation and amortization	157.8	151.4	142.9
	3,125.2	5,741.6	5,528.5
Operating income (loss)	(282.5)	152.7	65.1
Interest expense, net	(29.5)	(16.7)	(1.7)
Equity in earnings (losses) of joint ventures	29.2	13.2	(1.0)
Other loss	(0.3)	(0.3)	(0.2)
Income (loss) before income tax expense	(283.1)	148.9	62.2
Income tax expense	(1.4)	(4.6)	(8.3)
Net income (loss)	$(284.5)	$144.3	$53.9

Less: Predecessor income prior to initial public offering
(from January 1, 2013 through November 12, 2013)			56.3
Net loss subsequent to initial public offering to
Midcoast Energy Partners, L.P. (from November 13, 2013 through
December 31, 2013)			(2.4)

Less: Net income (loss) attributable to noncontrolling interest	(120.6)	80.2	(0.6)
Net income (loss) attributable to general and limited partner ownership
interest in Midcoast Energy Partners, L.P.	$(163.9)	$64.1	(1.8)
Net income (loss) attributable to limited partner ownership interest	$(160.5)	$62.8	$19.7
Net income (loss) per limited partner unit (basic and diluted)	$(3.55)	$1.39	$0.68
Weighted average limited partner units outstanding	45.2	45.2	29.2
Cash distributions paid per limited partner unit outstanding	$1.40	$1.14	$-

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2015	2014	2013
	(unaudited; in millions)
Cash provided by operating activities:
Net income (loss)	$(284.5)	$144.3	$53.9
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	157.8	151.4	142.9
Derivative fair value net losses (gains)	58.3	(158.4)	3.0
Inventory market price adjustments	5.8	11.4	3.4
Asset impairment	12.3	15.6	-
Distributions from investment in joint ventures	29.2	12.2	-
Equity loss (earnings) from investment in joint ventures	(29.2)	(13.2)	1.0
Deferred income taxes	0.1	3.1	7.3
Loss on sale of net assets	3.2	-	-
Goodwill impairment	226.5	-	-
Other	0.9	1.2	0.3
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	2.9	33.2	7.9
Due from General Partner and affiliates	12.1	608.6	(633.9)
Accrued receivables	173.5	(47.4)	295.6
Inventory	43.8	(4.9)	(12.2)
Current and long-term other assets	10.1	(23.9)	(14.3)
Due to General Partner and affiliates	29.6	(468.2)	522.8
Accounts payable and other	(11.7)	(21.2)	34.6
Accrued purchases	(231.4)	(90.5)	4.9
Interest payable	0.2	4.7	0.3
Property and other taxes payable	(2.5)	1.1	3.4
Net cash provided by operating activities	207.0	159.1	420.9

Cash used in investing activities:
Additions to property, plant and equipment	(191.1)	(237.7)	(273.4)
Changes in restricted cash	28.2	18.7	(61.5)
Acquisitions	(43.8)	(0.2)	(0.9)
Proceeds from the sale of net assets	2.5	-	5.0
Investment in joint ventures	(4.2)	(36.7)	(188.6)
Distributions from investment in joint ventures in excess of cumulative earnings	12.0	27.8	-
Other	(1.0)	(3.2)	(2.9)
Net cash used in investing activities	(197.4)	(231.3)	(522.3)

Cash provided by financing activities:
Proceeds from long-term debt, net of discounts	-	398.1	-
Net borrowings under credit facility	130.0	25.0	335.0
Debt origination fees	-	-	(3.0)
Net proceeds from unit issuances	-	-	354.9
Acquisition of noncontrolling interest in subsidiary	-	(350.0)	-
Contributions from Predecessor partner interests	-	-	341.9
Contribution from noncontrolling interest	40.7	142.8	-
Distributions to Predecessor partner interests	-	-	(247.7)
Distributions to partners	(64.6)	(52.7)	-
Distributions to noncontrolling interest	(97.7)	(95.9)	-
Distribution to EEP for net assets contributed	-	-	(674.8)
Net cash provided by financing activities	8.4	67.3	106.3

Net increase (decrease) in cash and cash equivalents	18.0	(4.9)	4.9
Cash and cash equivalents at beginning of year	-	4.9	-
Cash and cash equivalents at end of period	$18.0	$-	$4.9

MIDCOAST ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2015	2014
	(unaudited; in millions)
ASSETS
Current assets:
Cash and cash equivalents	$18.0	$-
Restricted cash	20.6	42.8
Receivables, trade and other, net of allowance for doubtful accounts
of $2.5 million in 2015 and $1.8 million in 2014	13.3	15.6
Due from General Partner and affiliates	47.0	49.7
Accrued receivables	56.1	229.6
Inventory	31.9	81.5
Other current assets	118.5	178.1
	305.4	597.3
Property, plant and equipment, net	4,226.3	4,159.7
Goodwill	-	226.5
Intangible assets, net	272.9	247.7
Equity investment in joint ventures	372.3	380.6
Other assets, net	97.0	142.3
Total assets	$5,273.9	$5,754.1
LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Due to General Partner and affiliates	$45.7	$41.1
Accounts payable and other	92.6	113.8
Accrued purchases	143.8	375.2
Property and other taxes payable	18.4	20.9
Interest payable	5.2	5.0
	305.7	556.0
Long-term debt	890.0	760.0
Other long-term liabilities	45.9	41.5
Total liabilities	1,241.6	1,357.5

Commitments and contingencies
Partners’ capital:
Class A common units (22,610,056 authorized and issued at December 31, 2015 and 2014)	522.2	634.2
Subordinated units (22,610,056 authorized and issued at December 31, 2015 and 2014)	1,062.0	1,174.0
General Partner units (922,859 authorized and issued at December 31, 2015 and 2014)	43.3	47.8
Accumulated other comprehensive income (loss)	(0.9)	11.6
Total Midcoast Energy Partners, L.P. partners’ capital	1,626.6	1,867.6
Noncontrolling interest	2,405.7	2,529.0
Total partners’ capital	4,032.3	4,396.6
	$5,273.9	$5,754.1

NET INCOME PER LIMITED PARTNER AND GENERAL PARTNER INTEREST

We allocate our net income among our General Partner and limited partners using the two-class method. Under the two-class method, we allocate our net income to our limited partners, our General Partner and the holders of our incentive distribution rights, or IDRs, in accordance with the terms of our partnership agreement. We also allocate any earnings in excess of distributions to our limited partners, our General Partner and the holders of the IDRs in accordance with the terms of our partnership agreement. We allocate any distributions in excess of earnings for the period to our General Partner and our limited partners based on their respective proportionate ownership interests in us, after taking into account distributions to be paid with respect to the IDRs, as set forth in our partnership agreement.

Distribution Targets	Portion of Quarterly Distribution Per Unit	Percentage Distributed to Limited Partners	Percentage Distributed to General Partner
Minimum Quarterly Distribution	Up to $0.3125	98%	2%
First Target Distribution	> $0.3125 to $0.359375	98%	2%
Second Target Distribution	> $0.359375 to $0.390625	85%	15%
Third Target Distribution	> $0.390625 to $0.468750	75%	25%
Over Third Target Distribution	In excess of $0.468750	50%	50%

  We determined basic and diluted net income (loss) per limited partner unit as follows:

	For the year ended December 31,
	2015	2014	2013(1)
	(unaudited; in millions, except per unit amounts)
Net income (loss)	$(284.5)	$144.3	$53.9
Less: Net income (loss) attributable to noncontrolling interest	(120.6)	80.2	33.7
Net income (loss) attributable to general and limited partner interests
in Midcoast Energy Partners, L.P.	(163.9)	64.1	20.2
Less distributions:
Total distributed earnings to our General Partner	1.2	1.2	0.8
Total distributed earnings to our limited partners	64.1	59.6	36.5
Total distributed earnings	65.3	60.8	37.3
Underdistributed (Overdistributed) earnings	$(229.2)	$3.3	$(17.1)
Weighted average limited partner units outstanding	45.2	45.2	29.2

Basic and diluted earnings per unit:
Distributed earnings per limited partner unit (2)	$1.42	$1.32	$1.25
Underdistributed (Overdistributed) earnings per limited partner unit (3)	(4.97)	0.07	(0.57)
Net income (loss) per limited partner unit (basic and diluted)	$(3.55)	$1.39	$0.68

(1)	Represents calculation retrospectively reflecting the affiliate capitalization of MEP consisting of 4.1 million MEP Class A common units, 22.6 million MEP subordinated units and MEP general partner interest upon the transfer of a controlling ownership, including limited partner and general partner interest, in Midcoast Operating. The noncontrolling interest reflects the 61% that was retained by EEP.
(2)	Represents the total distributed earnings to limited partners divided by the weighted average number of limited partner interests outstanding for the period.
(3)	Represents the limited partners' share (98%) of distributions in excess of earnings divided by the weighted average number of limited partner interests outstanding for the period and under distributed earnings allocated to the limited partners based on the distribution waterfall that is outlined in our partnership agreement.

SEGMENT INFORMATION

Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker, collectively comprised of our senior management, in deciding how resources are allocated and performance is assessed.

Each of our reportable segments is a business unit that offers different services and products that are managed separately, since each business segment requires different operating strategies. We conduct our business through two distinct reporting segments:

•	Gathering, Processing, and Transportation; and

•	Logistics and Marketing.

The following tables present certain financial information relating to our business segments and corporate activities:

	As of and for the year ended December 31, 2015
	Gathering, Processing and Transportation	Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$1,445.1	$2,290.5	$-	$3,735.6
Less: Intersegment revenue	856.6	36.3	-	892.9
Operating revenue	588.5	2,254.2	-	2,842.7
Cost of natural gas and natural gas liquids	173.8	2,199.1	-	2,372.9
Segment gross margin	414.7	55.1	-	469.8
Operating and maintenance	216.0	56.0	1.1	273.1
General and administrative	67.3	11.7	3.6	82.6
Goodwill impairment	206.1	20.4	-	226.5
Asset impairment	-	12.3	-	12.3
Depreciation and amortization	149.5	8.3	-	157.8
	638.9	108.7	4.7	752.3
Operating loss	(224.2)	(53.6)	(4.7)	(282.5)
Other income (expense)	29.3 (2)	-	(0.4)	28.9
Interest expense, net	-	-	(29.5)	(29.5)
Loss before income tax expense	(194.9)	(53.6)	(34.6)	(283.1)
Income tax expense	-	-	(1.4)	(1.4)
Net loss	(194.9)	(53.6)	(36.0)	(284.5)
Less: Net loss attributable to noncontrolling interest	-	-	(120.6)	(120.6)
Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$(194.9)	$(53.6)	$84.6	$(163.9)
Total assets	$5,004.6 (3)	$182.6	$86.7	$5,273.9
Capital expenditures (excluding acquisitions)	$162.3	$11.3	$4.9	$178.5

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Gathering, Processing and Transportation segment includes $372.3 million for our equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2014
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$2,611.2		$5,329.8	$-	$7,941.0
Less: Intersegment revenue	1,963.9		82.8	-	2,046.7
Operating revenue	647.3		5,247.0	-	5,894.3
Cost of natural gas and natural gas liquids	27.1		5,118.8	-	5,145.9
Segment gross margin	620.2		128.2	-	748.4
Operating and maintenance	260.6		62.9	0.4	323.9
General and administrative	87.1		12.4	5.3	104.8
Asset impairment	15.6		-	-	15.6
Depreciation and amortization	142.0		9.4	-	151.4
	505.3		84.7	5.7	595.7
Operating income (loss)	114.9		43.5	(5.7)	152.7
Other income	12.9	(2)	-	-	12.9
Interest expense, net	-		-	(16.7)	(16.7)
Income (loss) before income tax expense	127.8		43.5	(22.4)	148.9
Income tax expense	-		-	(4.6)	(4.6)
Net income (loss)	127.8		43.5	(27.0)	144.3
Less: Net income attributable to noncontrolling interest	-		-	80.2	80.2
Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$127.8		$43.5	$(107.2)	$64.1
Total assets	$5,205.4	(3)	$460.3	$88.4	$5,754.1
Capital expenditures (excluding acquisitions)	$213.4		$16.6	$6.0	$236.0

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income for our Gathering, Processing and Transportation segment includes our equity investment in the Texas Express NGL system.
(3)	Total assets for our Gathering, Processing and Transportation segment includes $380.6 million for our equity investment in the Texas Express NGL system.

	As of and for the year ended December 31, 2013
	Gathering, Processing and Transportation		Logistics and Marketing	Corporate (1)	Total
	(unaudited; in millions)
Total revenue	$2,689.8		$4,963.7	$-	$7,653.5
Less: Intersegment revenue	1,960.8		99.1	-	2,059.9
Operating revenue	729.0		4,864.6	-	5,593.6
Cost of natural gas and natural gas liquids	157.6		4,779.5	-	4,937.1
Segment gross margin	571.4		85.1	-	656.5
Operating and maintenance	278.9		71.4	-	350.3
General and administrative	86.6		11.6	-	98.2
Depreciation and amortization	135.7		7.2	-	142.9
	501.2		90.2	-	591.4
Operating income (loss)	70.2		(5.1)	-	65.1
Other income (expense)	(1.5	)(2)	-	0.3	(1.2)
Interest expense, net	-		-	(1.7)	(1.7)
Income (loss) before income tax expense	68.7		(5.1)	(1.4)	62.2
Income tax expense	-		-	(8.3)	(8.3)
Net income (loss)	68.7		(5.1)	(9.7)	53.9
Less: Net loss attributable to controlling interest	-		-	(0.6)	(0.6)
Net income (loss) attributable to general and limited partner ownership interests in Midcoast Energy Partners, L.P.	$68.7		$(5.1)	$(9.1)	$54.5
Total assets	$4,962.1	(3)	$591.4	$482.9	$6,036.4
Capital expenditures (excluding acquisitions)	$233.8		$17.5	$18.8	$270.1

(1)	Corporate consists of interest expense, interest income, noncontrolling interest and other costs such as income taxes, which are not allocated to the business segments.
(2)	Other income (expense) for our Gathering, Processing, and Transportation segment includes our equity investment in the Texas Express NGL system which began recognizing operating costs during the fourth quarter of 2013.
(3)	Total assets for our Gathering, Processing and Transportation segment includes $371.3 million for our equity investment in the Texas Express NGL system.